Exhibit 23.1
                                                                    ------------

                        INDEPENDENT ACCOUNTANTS' CONSENT

     We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 33-2226 of SafeGuard Health Enterprises, Inc. on Form S-8 of our report dated March 21, 2001, appearing in the Annual Report on Form 10-K of SafeGuard Health Enterprises, Inc. for the year ended December 31, 2000.

/s/  Deloitte  &  Touche,  L.L.P.

DELOITTE  &  TOUCHE,  L.L.P.

Costa  Mesa,  California
September  27,  2001


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